VOYAGEUR MUTUAL FUNDS III

Delaware Large Cap Core Fund (the “Fund”)

Supplement to the Fund’s Summary and Statutory Prospectus
dated February 28, 2014

On Aug. 20, 2014, the Board of Trustees of Voyageur Mutual Funds III (the “Trust”) unanimously voted and approved a proposal to liquidate and dissolve the Fund. The liquidation and dissolution are expected to take effect approximately 60 days after the date of this Supplement. As necessary, the Fund may convert its portfolio securities to cash or cash equivalents prior to the liquidation date in an effort to prevent concentration or diversification issues or as otherwise deemed in the best interests of the Fund.

As a result of the decision to pursue liquidation and dissolution of the Fund, the Fund will be closed to new investors and all sales efforts will cease, as of the date of this Supplement. However, the Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until five (5) business days before the liquidation date.

Until the liquidation of the Fund, shareholders of the Fund will have the opportunity to exchange their shares for shares of the same class of any of Delaware Investments® other funds. If a shareholder does not opt to exchange his or her shares prior to the liquidation, the shareholder will be paid a liquidating distribution by the Fund.

The following is inserted immediately before the section entitled, “What is the Fund’s investment objective?”.

The Fund is closed to new investors.

The following paragraph is inserted at the beginning of the section entitled, “Purchase and redemption of Fund shares”.

The Fund is closed to new investors. Existing shareholders of the Fund; certain retirement plans and IRA transfers and rollovers from these plans; and certain advisory or fee based programs sponsored by and/or controlled by financial intermediaries where the financial intermediary has entered into an arrangement with the Fund’s Distributor or transfer agent (mutual fund wrap accounts) may continue to purchase shares.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated August 21, 2014.